STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(the “Company”)

State Street Small-Cap Equity V.I.S. Fund

(the “Fund”)

(Class 1: SSSEX)

SUPPLEMENT DATED JUNE 30, 2021 TO THE PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Directors of the Company (the “Board”) has approved the appointment of Riverbridge Partners, LLC (“Riverbridge”) as a subadviser to the Fund to replace GlobeFlex Capital L.P. (“GlobeFlex”), effective July 1, 2021 (the “Implementation Date”).

Effective as of the Implementation Date, the Prospectus and Summary Prospectus are amended as follows:

All references to GlobeFlex shall be deleted and replaced with Riverbridge. All references to Robert Anslow as a portfolio manager of the Fund shall be deleted and replaced with Mark Thompson and Ross Johnson.

The section titled “State Street Small-Cap Equity V.I.S. Fund – Investment Adviser and Sub-Advisers” beginning on page 6 of the Summary Prospectus and page 11 of the Prospectus is deleted and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), Riverbridge Partners, LLC (“Riverbridge”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Scott Brayman, Frank Latuda, Jr., Marc Shapiro, Michael Cook, Mark Thompson, and Ross Johnson. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2008, and Messrs. Thompson and Johnson have served as portfolio managers of the Fund since 2021.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Global Fiduciary Solutions (GFS) group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Global Fiduciary Solutions group. He joined the Adviser in 2007.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. He has been a portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988, and joined Riverbridge when he co-founded the firm in 1987.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

In the section titled “Management and Organization – Sub-Advisers” beginning on page 79 of the Prospectus, all references to GlobeFlex are deleted and the following information is added:

Riverbridge Partners, LLC

Riverbridge is a registered investment adviser that was formed in 1987. As of March 31, 2021, Riverbridge had approximately $13.5 billion in assets under management. Riverbridge’s Allocated Assets are managed by a team of investment professionals led by Mark Thompson.

Mark Thompson is the CEO, CIO, and a co-lead portfolio manager of Riverbridge’s investment team. Mr. Thompson co-founded the firm in 1987 and has been a co-lead portfolio manager of the Riverbridge Small Cap Growth portfolio since inception in 1988. He earned a Bachelor of Science in Business degree in Finance from the University of Minnesota Carlson School of Management and is a member of the CFA Institute and the CFA Society of Minnesota.

Ross Johnson, CFA, is a co-lead portfolio manager of Riverbridge’s investment team. He serves on the firm’s Board of Governors and joined Riverbridge in 2010. His prior experience includes working as a manufacturing operations supervisor and a financial analyst for Boston Scientific and working as an engineer with the Rosemount Division of Emerson Process Management. He earned a Bachelor of Science in Mechanical Engineering from the University of North Dakota and a Master of Business Administration from the University of St. Thomas Opus College of Business.

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